Fees Summary	Aug. 21, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 10,194,390.90
Previously Paid Amount	1,031.55
Total Fee Amount	1,407.85
Total Offset Amount	0.00
Net Fee	$ 376.30